Virtus Aviva Multi-Strategy Target Return Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated January 14, 2021 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information,

each dated February 28, 2020, as supplemented

Important Notice to Investors

On January 14, 2021, the Board of Trustees of Virtus Alternative Solutions Trust voted to liquidate Virtus Aviva Multi-Strategy Target Return Fund (the “Fund”), pursuant to which the Fund will be liquidated (the “Liquidation”) on or about February 26, 2021 (“Liquidation Date”).

Effective January 26, 2021, the Fund will be closed to new investors and additional investor deposits. The Fund’s investments may be sold in advance of the Fund being closed to new investors and additional investor deposits.

At any time prior to the Liquidation Date, shareholders may redeem their shares or exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. There will be no fee or sales charges associated with exchange or redemption requests.

Prior to the Liquidation Date, the Fund will begin engaging in business and activities for the purposes of winding down the Fund’s business affairs and transitioning some or all of the Fund’s portfolios to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectuses. This is likely to impact the Fund’s performance. The impending Liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratios. Those shareholders who remain invested in the Fund during part or all of this transition period may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

On the Liquidation Date, any shares of the Fund outstanding will be automatically redeemed as of the close of business, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Newfleet Low Duration Core Plus Bond Fund. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Newfleet Low Duration Core Plus Bond Fund for information about that fund. The proceeds of any redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. The Fund intends to distribute substantially all of its net investment income prior to the Liquidation.

Although shareholders are expected to receive proceeds of the Liquidation in cash, proceeds distributed to shareholders may be paid in cash, cash equivalents, or portfolio investments equal to the shareholder’s proportionate interest in the net assets of the Fund (the latter payment method, “in kind”). Shareholders who receive proceeds in-kind should expect (i) that the in-kind distribution will be subject to market and other risks, such as liquidity risk, before sale, and (ii) to incur transaction costs, including brokerage costs, when converting the investments to cash.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VAST 8034/AVIVA MSTRClosing (1/2021)